UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2020

HTG Molecular Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37369	86-0912294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3430 E. Global Loop Tucson, AZ		85706
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 289-2615

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	HTGM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02Results of Operations and Financial Condition.

Pursuant to this Current Report on Form 8-K, we are announcing that, for the year ended December 31, 2019, we expect to report “direct revenue” of approximately $14.6 million. Direct revenue consists of product and product-related services revenue, which includes biomarker profiling revenue generated through the sale of our HTG EdgeSeq instruments and consumables and from services performed for customers in our VERI/O laboratory using our proprietary research use only technology. As previously announced on January 13, 2020, we expect to report total revenue for the year ended December 31, 2019 of approximately $19.2 million.

The preliminary results set forth above are unaudited, are based on management’s initial review of our operating results for the year ended December 31, 2019 and are subject to revision based upon our year-end closing procedures and the completion and external audit of our year-end financial statements. Actual results may differ materially from these preliminary unaudited results as a result of the completion of year-end closing procedures, final adjustments and other developments arising between now and the time that our financial results are finalized, and such changes could be material. In addition, these preliminary unaudited results are not a comprehensive statement of our financial results for the year ended December 31, 2019, should not be viewed as a substitute for full, audited financial statements prepared in accordance with generally accepted accounting principles, and are not necessarily indicative of our results for any future period.

The information in this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 3.02Unregistered Sales of Equity Securities.

On February 25, 2020, we entered into an Exchange and Purchase Agreement (the “Agreement”) with certain accredited investors (the “Investors”) pursuant to which we agreed to (i) issue to the Investors an aggregate of 41,100 shares of our newly designated Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred”), in exchange for the Investors surrendering to us for cancellation an aggregate of 4,110,000 shares of our common stock (the “Exchange”) and (ii) sell and issue to the Investors an aggregate of 10,170 shares of Series A Preferred for an aggregate purchase price of $600,030, or $59.00 per share (the “Private Placement”). Each share of Series A Preferred is convertible into 100 shares of our common stock at the holder’s election, subject to beneficial ownership limitations.

The closing of the Exchange and the Private Placement is expected to occur on or about February 27, 2020.

The Series A Preferred have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. We relied on exemptions from the registration requirements of the Securities Act by virtue of Section 3(a)(9) and Section 4(a)(2) thereof. Each Investor represented that it was acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 25, 2020, in connection with the Agreement and the planned issuance of shares of Series A Preferred pursuant to the Exchange and the Private Placement, we filed a Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Series A Certificate of Designation”). The Series A Certificate of Designation establishes and designates the Series A Preferred and the rights, preferences and privileges thereof.

Each share of Series A Preferred is convertible into 100 shares of our common stock, subject to proportional adjustment and beneficial ownership limitations as provided in the Series A Certificate of Designation. In the event of our liquidation, dissolution or winding up, holders of Series A Preferred will participate pari passu with any distribution of proceeds to holders of our common stock. Holders of Series A Preferred are entitled to receive dividends on shares of Series A Preferred equal (on an as converted to common stock basis) to and in the same form as dividends actually paid on our common stock. Shares of Series A Preferred generally have no voting rights, except as required by law.

The foregoing is only a summary of the terms of the Series A Certificate of Designation, does not purport to be complete and is qualified in its entirety by reference to the full text of the Series A Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this report.

Forward Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our expected direct revenue and total revenue for the year ended December 31, 2019 and the anticipated closing of the Exchange and the Private Placement. Words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “will,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based upon management’s current expectations, are subject to known and unknown risks, and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation, the risk that our actual direct revenue or total revenue for the full year 2019 may differ materially from those set forth in this report as a result of the completion of year-end closing procedures, final adjustments, or other developments arising between now and the time that our financial results are finalized, and risks related to market conditions. These and other factors are described in greater detail in our filings with the Securities and Exchange Commission, including without limitation our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019. All forward-looking statements contained in this report speak only as of the date on which they were made, and we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2020	HTG Molecular Diagnostics, Inc.

	By:	/s/ Shaun D. McMeans
Shaun D. McMeans
SVP and Chief Financial Officer